UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K/A
(Amendment No. 1)
 _____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2019
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-37860			81-3434516
(Commission File Number)			(I.R.S. Employer Identification No.)

1678 S. Pioneer Road,	Salt Lake City,	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on March 21, 2019, Varex Imaging Corporation, a Delaware corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Varex Imaging Investments, B.V., a wholly owned subsidiary of the Company (the “Buyer”), and certain shareholders (the “Sellers”) of Direct Conversion AB (publ) (“Direct Conversion”), pursuant to which Buyer acquired from the Sellers at least 90% of the outstanding shares of Direct Conversion. The transaction contemplated by the Purchase Agreement closed on April 29, 2019. Under the terms of the Purchase Agreement, the Company was obligated to pay €10,000,000, subject to adjustment (the “Holdback Amount”), of the consideration payable to the Sellers on the first anniversary of closing, payable in either (a) shares of Company common stock, valued using the trading price of the Company’s common stock at closing, or (b) an equivalent amount in cash. This Amendment No. 1 to the Current Report on Form 8-K amends Item 3.02 of the Current Report on Form 8-K originally filed on March 21, 2019 (the “Initial Form 8-K”), by the Company, solely to include disclosure on the number of shares of common stock of the Company actually issued to certain Sellers, in satisfaction of the Holdback Amount pursuant to the Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On April 24, 2020, the Company issued 313,030 shares of its common stock (the “Shares”) to the Sellers pursuant to the Purchase Agreement, among the Company, Buyer, and the Sellers. The Shares were issued as part of the purchase price for the shares of Direct Conversion purchased from the Sellers pursuant to the Purchase Agreement. In issuing the Shares, the Company relied on the exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D, and/or Regulation S promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: April 29, 2020	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary